      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 23, 2001
                                                 REGISTRATION STATEMENT NO. 333-

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                -----------------

                              PLATO LEARNING, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                                              36-3660532
 (STATE OR OTHER JURISDICTION                                (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NO.)


                           10801 NESBITT AVENUE SOUTH
                          BLOOMINGTON, MINNESOTA 55437
                                 (952) 832-1000
   (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


                                   JOHN MURRAY
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                              PLATO LEARNING, INC.
                           10801 NESBITT AVENUE SOUTH
                          BLOOMINGTON, MINNESOTA 55437
                                 (952) 832-1000
            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                                -----------------

                                   COPIES TO:

       LELAND E. HUTCHINSON                            CARY K. HYDEN
         GREGORY J. BYNAN                            LATHAM & WATKINS
         WINSTON & STRAWN                    650 TOWN CENTER DRIVE, SUITE 2000
       35 WEST WACKER DRIVE                    COSTA MESA, CALIFORNIA 92626
     CHICAGO, ILLINOIS 60601                          (714) 540-1235
          (312) 558-5600

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. [ ]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-58838

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

============================== ==================== ==================== ==================== =======================
                                                     PROPOSED MAXIMUM     PROPOSED MAXIMUM
   TITLE OF EACH CLASS OF         AMOUNT TO BE        OFFERING PRICE     AGGREGATE OFFERING        AMOUNT OF
 SECURITIES TO BE REGISTERED      REGISTERED(1)          PER SHARE              SIZE          THE REGISTRATION FEE(2)
------------------------------ -------------------- -------------------- -------------------- -----------------------
        Common Stock,
       $0.01 par value          2,760,000 shares          $21.00             $57,960,000            $14,490
============================== ==================== ==================== ==================== =======================

(1) Includes 360,000 shares that the underwriters have the option to purchase to cover over-allotments, if any.

(2) The Registrant has previously paid total registration fees of $10,134.38 in connection with Registration Statement 333-58838 which registered 2,300,000 shares. 460,000 additional shares are being registered hereby in connection with the offering. Therefore, an additional registration fee of $2,415.00 is being transmitted herewith.

                             ADDITIONAL INFORMATION


         In accordance with the provisions of General Instruction IV of Form S-3, the Registrant hereby incorporates by reference the contents of the Registrant's Registration Statement on Form S-3 (Registration No. 333-58838) declared effective May 22, 2001.

            This Registration Statement is being filed with respect to the registration of an additional 460,000 shares of Common Stock pursuant to Rule 462(b) of the Securities Act of 1933, as amended.



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



                                    EXHIBITS

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------

*5.1     Opinion of Winston & Strawn

*23.1    Consent of Winston & Strawn (contained in Exhibit 5.1)

*23.2    Consent of PricewaterhouseCoopers LLP

*23.3    Consent of Tanner + Co.

24.1 Power of Attorney (incorporated by reference to the signature page to Registration Statement on Form S-3 (Registration No. 333-58838)

* Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomington, State of Minnesota, on May 22, 2001.

                                  PLATO LEARNING, INC.


                                  By:   /s/ John Murray
                                     -------------------------------------------
                                  Name:    John Murray
                                  Title:   President and Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates indicated:



               SIGNATURE                                 TITLE                                  DATE
               ---------                                 -----                                  ----


 /s/ John Murray                                  President and Chief                       May 22, 2001
------------------------------------               Executive Officer
John Murray


/s/ John M. Buske                          Vice President Finance and Chief                 May 22, 2001
------------------------------------               Financial Officer
John M. Buske


                  *                      Vice President, Corporate Controller               May 22, 2001
------------------------------------         and Chief Accounting Officer
Mary Jo Murphy



                  *                                    Director                             May 22, 2001
------------------------------------
Dennis J. Reimer


                  *                                    Director                             May 22, 2001
------------------------------------
Jack R. Borsting


                  *                                    Director                             May 22, 2001
------------------------------------
Hurdis M. Griffith


                  *                                    Director                             May 22, 2001
------------------------------------
John L. Krakauer


                  *                                    Director                             May 22, 2001
------------------------------------
William R. Roach


                  *                                    Director                             May 22, 2001
------------------------------------
Arthur W. Stellar

* By: /s/ John M. Buske
     -------------------------------
         John M. Buske
         as attorney-in-fact

John M. Buske was appointed the lawful attorney-in-fact with power and authority to execute this Registration Statement on behalf of the officers and directors named above pursuant to the power of attorney incorporated into the signature pages at the time of the initial filing of the Registration Statement on Form S-3 (Registration No. 333-58838)

                                  EXHIBIT INDEX

         The following documents are filed herewith or incorporated herein by reference.

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

*5.1     Opinion of Winston & Strawn

*23.1    Consent of Winston & Strawn (contained in Exhibit 5.1)

*23.2    Consent of PricewaterhouseCoopers LLP

*23.3    Consent of Tanner + Co.

24.1 Power of Attorney (incorporated by reference to the signature page to Registration Statement on Form S-3 (Registration No. 333-58838)






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